SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                         FIRST DEFIANCE FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         FIRST DEFIANCE FINANCIAL CORP.

                               601 Clinton Street
                              Defiance, Ohio 43512
                                 (419) 782-5015

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 1997



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of First Defiance Financial Corp., Defiance, Ohio ("First Defiance") will be held at the home office of its subsidiary First Federal Savings and Loan, located at 601 Clinton Street, Defiance, Ohio 43512, Tuesday, April 22, 1997 at 1:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

                  (1) To elect three (3) directors for three-year terms, and until their successors are elected and qualified;

                  (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as First Defiance's independent auditors for the year ending December 31, 1997; and

                  (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other business.

         The Board of Directors has fixed March 17, 1997 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Erwin L. Clemens
                                              --------------------
                                              Erwin L. Clemens
                                              Secretary
Defiance, Ohio
March 24, 1997

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                         First Defiance Financial Corp.
                               601 Clinton Street
                              Defiance, Ohio 43512



                       1997 ANNUAL MEETING OF SHAREHOLDERS

                                 April 22, 1997

General

         This Proxy Statement is being furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of First Defiance Financial Corp., Defiance, Ohio ("First Defiance"). Proxies are being solicited on behalf of the Board of Directors of First Defiance to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the home office of First Federal Savings and Loan ("First Federal") located at 601 Clinton Street, Defiance, Ohio 43512, on Tuesday April 22, 1997 at 1:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about March 24, 1997.

Proxies

         The proxy solicited hereby, if properly signed and returned to First Defiance and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and for the other matter described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of First Defiance written notice thereof (Erwin L. Clemens, Secretary, First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving notice of revocation to the Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Voting Rights

         Only shareholders of record at the close of business on March 17, 1997 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 9,423,896 shares of Common Stock issued and outstanding and First Defiance had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

         The presence, either in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. A majority of the total votes cast is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposals for election of directors and ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

Beneficial Ownership

         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only person or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to First Defiance to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and each person nominated to become a director of First Defiance, (iii) the executive officers of First Defiance named in the Summary Compensation Table set forth under "Executive Compensation," and (iv) all directors and executive officers of First Federal as a group.

                                                       Amount and Nature of
    Name of Beneficial Owner or                     Beneficial Ownership as of              Percent of
    Number of Persons in Group                          March 17, 1997 (1)                 Common Stock
    ---------------------------                  ----------------------------              ------------
First Federal Savings and Loan
 Employee Stock Ownership Plan                            850,332   (2)                        9.02%
John Hancock Mutual Life
 Insurance Company                                        734,085   (3)                        7.79%
Wellington Management Company, LLP                        659,500   (4)                        7.00%
Franklin Resources, Inc.                                  554,000   (5)                        5.88%
Don C. Van Brackel                                        188,539   (6)                        1.98%
Edwin S. Charles                                          128,926   (7)                        1.36%
Erwin L. Clemens                                           85,613   (8)                             (9)
James M. Zachrich                                          85,617   (8)                             (9)
Dr. John U. Fauster III                                    45,859   (8)(10)                         (9)
Dr. Marvin J. Ludwig                                       49,411   (8)(11)                         (9)
Stephen L. Boomer                                          26,996   (12)                            (9)
Thomas A. Voigt                                             5,352   (13)                            (9)
Dr. Douglas A. Burgei                                       7,062   (13)                            (9)
Gerald W. Monnin                                              215                                   (9)
Marvin K. Rabe                                            160,242   (14)                       1.69%
William J. Small                                           39,646   (15)                            (9)
John W. Boesling                                           89,069   (16)                            (9)
John C. Wahl                                               36,572   (17)                            (9)
All directors and executive
 officers as a group (14 persons)                         968,378   (18)                       9.84%


(Footnotes on next page)

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options which have been granted under the 1993 Stock Option Plan (the
         "the 1993 Directors'  Plan"),  the 1993 Stock Incentive Plan (the "1993
         Incentive  Plan") or the 1996 Stock Option Plan (the "1996 Stock Option
         Plan") which are exercisable within 60 days of the Voting Record Date and shares which will be received upon the vesting of awards under the 1996 Management Recognition Plan and Trust ("1996 MRP") within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individuals and group. The 1993 Directors' Plan, the 1993
         Incentive Plan and the 1996 Stock Option Plan are collectively referred to as the "Option Plans".

(2)      Shares owned by First Federal Savings and Loan Employee Stock Ownership
         Plan ("ESOP") which have been allocated to persons listed in this beneficial ownership table are also included in those persons holdings.

(3)      The shares  beneficially  owned by John Hancock  Mutual Life  Insurance
         Company  are  owned  by  its  wholly  owned  subsidiary,  John  Hancock
         Advisors, Inc.

(4) The shares beneficially owned by Wellington Management Company LLP, in its capacity as investment advisor, are owned of record by clients of Wellington Management Company LLP. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares of First Defiance stock. No such client is known to have such right or power with respect to more than five percent of First Defiance common stock.

(5)      The shares are  considered  beneficially  owned by Franklin  Resources,
         Inc. and its two principal shareholders,  Charles B. Johnson and Rupert
         H. Johnson,  Jr.. The shares reported by Franklin  Resources,  Inc. are
         owned  by  Franklin  Advisory  Services,   Inc.,  and  Franklin  Mutual
         Advisors,  Inc.,  advisory  subsidiaries  of Franklin  Resources,  Inc.
         Advisory contracts grant to such subsidiaries all voting and investment power  over the  securities  owned  by such  advisory  clients  and the subsidiaries  may  by  deemed  to  be  the  beneficial  owners  of  the securities.

(6)      Includes  68,332  shares  owned by trusts  for the  benefit  of Mr. Van
         Brackel  and  his  wife,  6,218  shares  held  in the  1993  Management
         Recognition Plan ("1993 MRP") which may be voted by Mr. Van Brackel pending distribution, 9,327 shares which vest within 60 days under the 1996 MRP, 16,576 shares which have been allocated to Mr. Van Brackel's account in the ESOP and 88,087 shares which may be acquired upon the exercise of stock options, including 23,317 options which vest within 60 days under the 1996 Stock Option Plan. Should Mr. Van Brackel terminate his employment with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(7) Includes 6,261 shares owned by his wife, 22,999 shares held by a trust for the benefit of his children, 1,243 shares which vest within 60 days under the 1996 MRP and 57,084 shares which may be acquired upon the exercise of stock options, including 3,109 options which vest within 60 days under the 1996 Stock Option Plan. Mr. Charles shares voting power with certain of his children with respect to the 22,999 shares cited above. Should Mr. Charles terminate his board service with First
         Defiance  before April 19, 1997, he will forfeit his shares in the 1996
         MRP and the 1996 Stock Option Plan.

(8) Includes 2,073 shares held in the 1993 MRP which may be voted by the director pending distribution, 1,243 shares which vest within 60 days under the 1996 MRP and 24,699 shares which may be acquired upon the exercise of stock options, including 3,109 options which vest within 60 days under the 1996 Stock Option Plan. Should the director terminate his board service with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(9)      Less than 1% of the total outstanding shares of Common Stock.

(10)     Includes 777 shares owned by his wife.

(11)     Includes 1,431 shares owned by his wife.

(12) Includes 1,243 shares which vest within 60 days under the 1996 MRP plan and 24,699 shares which may be acquired under the exercise of stock options, including 3,109 options which vest within 60 days under the 1996 Stock Option Plan. Should Mr. Boomer terminate his board service with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(13) Includes 1,243 shares which vest within 60 days under the 1996 MRP plan and 3,109 shares which may be acquired under the exercise of stock options which vest within 60 days under the 1996 Stock Option Plan.
         Should the director terminate his board service with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(14)     Includes 19,001 shares owned by his wife, 6,218 shares held in the 1993
         MRP which may be voted by Mr. Rabe pending distribution, 5,700 shares which vest within 60 days under the 1996 MRP, 16,576 shares which have been allocated to Mr. Rabe's account in the ESOP and 53,760 shares which may be acquired upon the exercise of stock options, including
         14,900  options  which vest within 60 days under the 1996 Stock  Option
         Plan. Should Mr. Rabe terminate his employment with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(15) Includes 100 shares owned jointly with his son, 200 shares held as custodian for minor children, 2,760 shares which vest within 60 days under the 1996 MRP, 3,030 shares which have been allocated to Mr.
         Small's account in the ESOP and 28,900 shares which may be acquired upon the exercise of stock options, including 6,900 options which vest within 60 days under the 1996 Stock Option Plan. Should Mr. Small terminate his employment with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(16)     Includes 1,617 shares held as custodian for a minor child, 2,073 shares
         held  in  the  MRP  which  may  be  voted  by  Mr.   Boesling   pending
         distribution,  5,700  shares  which vest  within 60 days under the 1996
         MRP, 10,314 shares which have been allocated to Mr. Boesling's  account in the ESOP and 32,808  shares which may be acquired  upon the exercise of stock  options,  including  6,900  options which vest within 60 days under the 1996 Stock Option Plan.  Should Mr.  Boesling  terminate  his employment  with First Defiance  before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(17) Includes 300 shares held as custodian for minor children, 2,400 shares which vest within 60 days under the 1996 MRP, 5,872 shares which have been allocated to Mr. Wahl's account in the ESOP and 26,000 shares which may be acquired upon the exercise of stock options, including
         6,000  options  which vest  within 60 days under the 1996 Stock  Option
         Plan. Should Mr. Wahl terminate his employment with First Defiance before April 19, 1997, he will forfeit his shares in the 1996 MRP and the 1996 Stock Option Plan.

(18) Includes options to purchase 419,309 shares, including 83,687 options which vest within 60 days under the 1996 Stock Option Plan. Also includes 23,837 shares of Common Stock held in the 1993 MRP which may be voted by the officer or director pending distribution. Also includes
         33,692 shares which vest within 60 days under the 1996 MRP. Also includes 59,551 shares of Common Stock allocated to the accounts of executive officers in the ESOP.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         First Defiance's Board of Directors is currently composed of nine members. The Code of Regulations of First Defiance provide that the Board of Directors of First Defiance shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is elected annually.

         At the Annual Meeting, shareholders of First Defiance will be asked to elect three directors for three year terms, and in each case until their successors are elected and qualified. No nominee for director is related to any other director or executive officer of First Defiance by blood, marriage or adoption. Mr. Van Brackel and Dr. Burgei currently serve as directors of First Defiance. Mr. Monnin has been nominated to fill the vacancy created by the retirement of Erwin L. Clemens effective with the Annual Meeting.

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

Information with Respect to Nominees for Director and Continuing Directors

         The following tables present information concerning each nominee for director and each director whose term continues, including his tenure as a director of First Federal.

                     NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

                                                            Positions Held in               Director
      Name                            Age                     First Defiance                 Since(1)
      ----                            ---                     --------------                 --------
Don C. Van Brackel                    58               Chairman, President and
                                                       Chief Executive Officer                1979

Dr. Douglas A. Burgei                 42               Director                               1995

Gerald W. Monnin                      58               N/A                                     N/A

(Footnotes on next page)

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                        NOMINEES BE ELECTED AS DIRECTORS


                                DIRECTORS WITH TERMS EXPIRING IN 1998


                                                        Positions Held in              Director
       Name                          Age                First Defiance                  Since(1)
       ----                          ---                --------------                  --------
Edwin S. Charles                      84                Vice Chairman                     1959

James M. Zachrich                     75                Director                          1975

Stephen L. Boomer                     46                Director                          1994

                                DIRECTORS WITH TERMS EXPIRING IN 1999


                                                        Positions Held in              Director
       Name                           Age               First Defiance                 Since(1)
       ----                           ---               --------------                 --------
Dr. John U. Fauster, III              59                Director                          1975

Dr. Marvin J. Ludwig                  70                Director                          1979

Thomas A. Voigt                       54                Director                          1995
---------------
(1)   Includes service as a director of First Defiance and its predecessors.

      Each of the Directors of First Defiance is also a director of First Federal Savings and Loan ("First Federal"), a wholly owned subsidiary of First Defiance. The business experience of each of the nominees or directors for at least the past five years is as follows:

      Don C. Van Brackel. Mr. Van Brackel became Chairman of the Board of Directors and Chief Executive Officer of First Federal, First Defiance's predecessor, on January 1, 1995. He was president and managing officer of First Federal from July, 1992 until June 1996 and has been a director of First Defiance and its predecessors since 1979. He previously was president and chief executive officer of A. Van Brackel & Sons, Inc., Defiance, Ohio, a company that sells and services coin-operated equipment, sound systems and satellite-delivered background music as a 3-M franchisee. As Chairman and CEO, Mr. Van Brackel is also Chairman of the Executive and Loan Review Committees of First Federal and a member of the Investment Committee.

      Edwin S. Charles. Mr. Charles served as the Chairman of the Board of Directors and Chief Executive Officer of First Federal from 1988 until his retirement on December 31, 1994. He also served as president of First Federal from 1972 until 1988. Mr. Charles retired as managing officer of First Federal in 1978. He retains the title of Vice Chairman of the Board of Directors and serves as a consultant to management and the Board. He has been director of First Defiance and its predecessors since 1959 and currently serves as Chairman of the Governance Committee and as a member of the Investment and MRP - Stock Options Committees and on the Executive and Loan Review Committees on a rotating basis during the year.

      John U. Fauster III D.D.S. Dr. Fauster is affiliated with the Defiance Dental Group and engages in the general practice of dentistry in Defiance, Ohio. He has been a director of First Defiance and its predecessors since 1975 and currently serves as a member of its Audit, Compensation and Long Range Planning Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

      Marvin J. Ludwig. Dr. Ludwig was president of The Defiance College, an independent, co-educational, liberal arts college affiliated with the United Church of Christ, from 1975 until his retirement on June 30, 1994. He has served as a director of First Defiance and its predecessors since 1979 and currently serves as Chairman of the Audit and Compensation Committees and as a member of the MRP - Stock Options Committee and serves on the Executive and Loan Review Committees on a rotating basis during the year.

      James M. Zachrich. Mr. Zachrich retired on June 1, 1992 as chief executive officer of Defiance Metal Products, a manufacturing company specializing in the stamping and fabrication of metal products, where he had served in that capacity for 22 years. He has been a director of First Defiance and its predecessors since 1975 and currently serves as a member of its Audit, Compensation, and Long Range Planning Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

      Stephen L. Boomer. Mr. Boomer is President and co-owner of Arps Dairy Inc., Defiance, Ohio, a processor and distributor of various dairy products. He has been a director since August 1, 1994 and currently serves as Chairman of the MRP - Stock Options Committee and as a member of the Audit and Governance Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

      Douglas A. Burgei, D.V.M. Dr. Burgei is a veterinarian practicing in Napoleon, Ohio since 1978. He was appointed to the Board of Directors in August, 1995 and he serves on the Investment, Long-Range Planning and Governance Committees and serves on the Executive and Loan Review Committees on a rotating basis.

      Thomas A. Voigt. Mr. Voigt is a vice president and general manager of the Bryan Publishing Company, publisher of one daily and eight weekly newspapers, including The Bryan Times, The Countyline, The Montpelier Leader Enterprise and Realty Northwest. He was appointed to the board in August, 1995 and he serves as Chairman of the Long-Range Planning Committee and on the Compensation and MRP - Stock Options Committees and serves on the Executive and Loan Review Committees on a rotating basis during the year.

         Gerald W. Monnin. Mr. Monnin has been nominated for a three year term on the board of directors expiring in 2000. Since 1978 he has been President and Chief Executive Officer of Northwest Controls, a Defiance, Ohio company that distributes high technology electronic automation and control products and systems.

Executive Officers Who Are Not Directors

      The following sets forth certain information with respect to the executive officers of First Federal who are not directors, including their business experience for at least the past five years.

         Marvin K. Rabe. Age 62. Mr. Rabe joined First Federal in 1968 and currently serves as Senior Vice President and Treasurer. He served as Chief Financial Officer until January, 1997. He also is Chairman of the Company's Investment Committee.

         William J. Small. Age 46. Mr. Small was appointed President and Chief Operating Officer of First Federal in June 1996, after having served as Senior Vice President responsible for lending from July 1, 1994. He remains a Senior
Vice President of First Defiance. Prior to joining First Defiance he was president and managing officer of The Hicksville Building, Loan and Savings Association, Hicksville, Ohio since 1987. Mr. Small serves as a member of the Loan Review Committee.

         John W. Boesling. Age 49. Mr. Boesling joined First Federal in 1971 and currently serves as Senior Vice President responsible for lending. Mr. Boesling serves as a member of the Loan Review Committee.

         John C. Wahl. Age 36. Mr. Wahl was appointed Senior Vice President and Chief Financial Officer in January, 1997 after having served as Controller since June 1, 1994. Prior to joining First Defiance he was a senior manager with Ernst & Young LLP, the Company's independent auditors.

         Patricia A. Cooper. Age 51. Mrs. Cooper was appointed Senior Vice President responsible for retail operations in January, 1997. She has served First Federal in a variety of capacities since she joined the Company in 1964, most recently as Vice President of operations.

Compliance with Section 16(a) of the 1934 Act

      Section 16(a) of the 1934 Act requires First Defiance's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by regulation to furnish First Defiance with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such forms furnished to First Defiance, First Defiance believes that during 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

The Board of Directors and Its Committees

      Regular meetings of the Board of Directors of First Defiance are held monthly. Because First Defiance's business is primarily conducted through First Federal, regular meetings of the Board of Directors of First Federal are held on at least a monthly basis and special meetings of the Board of Directors of First Federal are held from time-to-time as needed. There were 12 meetings of the Board of Directors of First Defiance and 14 meetings of the Board of Directors of First Federal held during 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors of either First Defiance or First Federal held during 1996 and the total number of meetings held by all committees of the Board on which the director served during such year.

      The  Boards  of  Directors  of  First  Defiance  and  First  Federal  have
established  various  committees,   including  Executive,   Audit,   Governance,
Compensation, Long Range Planning and MRP - Stock Options Committees.

      The Executive Committee generally has the power and authority to act on behalf of the Board of Directors on important matters between scheduled Board meetings unless specific Board of Directors action is required or unless otherwise restricted by First Federal's charter or bylaws or its Board of Directors. Mr. Van Brackel serves as Chairman of the Executive Committee The eight outside directors serve on the Committee on a rotating basis during the year. The Executive Committee met 52 times during 1996.

      The Audit Committee reviews (i) the independent auditors' reports and results of their examination (ii) the OTS and Federal Deposit Insurance Corporation and other regulatory reports and (iii) reports issued by First Federal's internal auditor. The entire Board of Directors subsequently reviews such reports and examinations. Currently, Drs. Ludwig and Fauster, and Messrs. Zachrich and Boomer serve as members of this committee. The Audit Committee met two times during 1996.

         The Governance Committee, consisting of Messrs. Charles, Clemens, Boomer and Dr. Burgei, meets to review certain policies established by the Board of Directors and to ensure compliance with First Federal and OTS standards.

         The Compensation Committee, consisting of Drs. Ludwig and Fauster and Messrs. Zachrich and Voigt, was established by the Board of Directors to oversee the compensation programs provided to First Federal's management including base salaries, bonuses and benefit plans.

         The Long Range Planning Committee, consisting of Messrs. Voigt, Clemens and Zachrich and Drs. Fauster and Burgei, is responsible for reviewing strategic decisions which will have a long-term impact on First Federal's operations.

      The MRP - Stock Options Committee, consisting of Messrs. Boomer, Clemens, Charles, and Voigt and Dr. Ludwig, is responsible for reviewing and approving grants made to management under First Defiance's 1993 MRP, the 1996 Management Recognition Plan (the "1996 MRP"), and the Option Plans. Such grants are also subject to approval by the full Board of Directors.

      To date, First Defiance has not established a nominating committee, the functions of which are performed by the full Board of Directors.

Other Committees

      In addition to the Committees of the Board of Directors, First Federal also has an Investment Committee which currently consists of Messrs. Van Brackel, Charles, and Burgei as well as Mr. Rabe, Senior Vice President and Treasurer. This committee has full authority to buy or sell any and all securities and mortgage-backed bank investments within the parameters of the Investment Policy Statement established by the Board of Directors.

         First Federal also has a Loan Review Committee which currently consists of Mr. Van Brackel and two directors on a rotating basis in conjunction with the Executive Committee assignment as well as Mr. Small, President and Chief Operating Officer of First Federal and Mr. Boesling, Senior Vice President. This committee reviews and approves loan requests presented by the loan officers and reviews loans made during the prior months. Actions by the Loan Review Committee are ratified by the Executive Committee.

                             EXECUTIVE COMPENSATION

Summary

      The following table sets forth a summary of certain information concerning the compensation awarded to or paid by First Defiance for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers of First Defiance and First Federal whose total compensation during the year ended December 31, 1996 exceeded $100,000. Positions with First Defiance are listed as of December 31, 1996.

                                                    SUMMARY COMPENSATION TABLE



                                         Annual Compensation                  Long Term Compensation
                                  ----------------------------------   ------------------------------------
                                                                               Awards             Payouts
                                                                               ------             -------
                                                                                    Securities                        All Other
Name and                                                Compensation     Stock       Underlying      LTIP           Compensation
Principal Position       Year     Salary (1)  Bonus (2)     (3)        Grant (4)      Options       Payouts              (5)
------------------       ----     ----------  ---------     ---        ---------      -------       -------              ---
Don C. Van Brackel,      1996     $157,862    $88,912       ---        $507,145       116,584         ---              $43,782
Chairman, President      1995      144,125     80,475       ---           ---           ---           ---               62,012
and Chief Executive      1994      131,875     73,125       ---           ---           ---           ---               42,750
Officer


Marvin K. Rabe           1996     $131,324    $75,989       ---        $309,937       74,500          ---              $43,782
Senior Vice              1995      123,750     71,250       ---           ---           ---           ---               62,012
President, Chief         1994      117,500     67,500       ---           ---           ---           ---               42,750
Financial Officer
and Treasurer


William J. Small         1996
Senior Vice              1995      $89,124    $53,474       ---        $369,750       107,100         ---              $36,480
President, Chief         1994       60,000     36,000       ---           ---           ---           ---                  ---
Operating Officer                   26,000     23,200       ---           ---           ---           ---                  ---
First Federal
Savings and Loan

John W. Boesling        1996      $73,824     $39,375       ---        $150,075       34,500          ---              $33,319
Senior Vice             1995       65,625      35,625       ---           ---           ---           ---               42,186
President               1994       59,375      31,875       ---           ---           ---           ---               21,010

John C. Wahl            1996      $68,724     $41,429       ---        $130,500       50,000          ---              $31,343
Vice President,         1995       60,000      36,000       ---           ---           ---           ---               32,239
Controller              1994       30,667      12,800       ---           ---           ---           ---                  ---
-----------------------
(Footnotes on next page)

(1)  Includes amounts deferred by Messrs. Van Brackel and Rabe pursuant to First
     Defiance's deferred compensation program.

(2) Bonus amounts reflect amounts earned during the fiscal year as determined by the Compensation Committee, including amounts which are paid in the following year.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers. In the opinion of management of First Defiance the costs to First Defiance of providing such benefits to any individual executive during the year ended December 31, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4)  Represents the grant of 46,634, 28,500, 13,800, 13,800 and 12,000 shares of restricted Common Stock to Messrs. Van Brackel,  Rabe, Small,  Boesling and
     Wahl,  respectively,  in April, 1996 under the 1996 MRP. Mr. Small received an additional  grant of 20,200 shares in July, 1996 under the 1996 MRP. All shares  granted under this program vest 20% per year over five years on the
     anniversary  date  of  the  grant.   Unvested  shares  are  forfeited  upon
     termination or retirement.  The awards to Messrs. Van Brackel, Rabe, Small,
     Boesling,  and Wahl had a fair  value at  December  31,  1996 of  $577,096,
     $352,687,  $420,750,  $170,775  and $148,500  respectively  at December 31,
     1996.

(5)  Consists of amounts  allocated by First  Defiance on behalf of Messrs.  Van
     Brackel,  Rabe,  Small,  Boesling  and Wahl  pursuant  to First  Defiance's
     Employee Stock Ownership Plan.

Stock Options

     The following table provides information relating to option grants made pursuant to the 1996 Stock Option Plan and the 1993 Stock Incentive Plan to the individuals named in the Summary Compensation Table.

                                     STOCK OPTION GRANTS IN LAST FISCAL YEAR
                                                                                       Potential realizable
                                                                                        value at assumed rates
                                                                                     of stock price appreciation
                                               Individual Grants                          for option terms
                       ----------------------------------------------------------    ---------------------------
                        Number of         Percent of
                        securities       total options
                        underlying        granted to
                         options          employees     Exercise       Expiration
Executive Officer        granted           in 1996       Price           date            5%             10%
-----------------        -------           -------       -----           ----            --             ---
Don C. Van Brackel     116,584  (1)        25.4%        $10.50            2006        $769,454      $1,950,450

Marvin K. Rabe          74,500  (1)         16.2         10.50            2006         491,700       1,246,385

William J. Small        34,500  (1)          7.5         10.50            2006         227,700         577,185
                        22,000  (2)          4.8         10.69            2006         147,840         374,880
                        50,600  (2)         11.0         10.375           2006         330,165         836,671
                       --------                                                       --------      ----------
                       107,100                                                         705,705       1,788,736

John W. Boesling        34,500  (1)          7.5         10.50            2006         227,700         577,185

John C. Wahl            30,000  (1)          6.5         10.50            2006         198,000         501,900
                        20,000  (2)          4.4         10.69            2006         134,400         340,800
                       --------                                                      ---------      ----------
                        50,000                                                         332,400         842,700


(1) Options were granted under the 1996 Stock Option Plan. Options vest 20% per year over a five year period on the anniversary date of the grant. Unvested options under the 1996 Stock Option Plan are generally forfeited upon termination of employment including retirement.

(2) Options were granted under the 1993 Stock Incentive Plan and are fully vested.

     The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1993 Stock Incentive Plan by the named executive officers during the year ended December 31, 1996 and options held at December 31, 1996 under the 1993 Stock Incentive Plan and the 1996 Stock Option Plan.

                                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                  AND FISCAL YEAR END OPTION VALUES

                                                                                Number of
                                         Shares                            Securities Underlying
                                       Acquired on         Value               Unexercised                   Value of Unexercised
       Name                             Exercise          Realized         Options at Year End              Options at Year End (1)
       ----                             --------          --------         -------------------              -----------------------
                                                                        Exercisable     Unexercisable    Exercisable   Unexercisable
                                                                        -----------     -------------    -----------   -------------
Don C. Van Brackel ...........             --               --             64,770          116,584         $501,644       $218,595

Marvin K. Rabe ...............            6,479         $ 50,990           38,860           74,500          300,971        139,687

William J. Small .............             --               --             22,000           85,100           37,125        101,200

John W. Boesling .............             --               --             25,908           34,500          200,657         64,687

John C. Wahl .................             --               --             20,000           30,000           33,750         56,250

----------------------
(1)  Based on a per share  market  price of $12.375  at  December  31,  1996 and exercise prices ranging from $4.63 per share to $10.6875 per share.

Report of the Compensation Committee

     In order to provide compensation levels comparable to its peers and to provide incentives for achieving improved performance the Compensation Committee recommended and the Board of Directors adopted on February 15, 1993 an incentive-based executive salary program which will provide management with a base salary targeted at approximately 62.5% of total cash compensation with the remaining 37.5% consisting of an incentive bonus. Under the program, management would attain targeted levels of compensation only upon realizing prescribed levels of performance established by the Board. For 1996, $299,180 in bonuses was allocated to the executive officers named in the Summary Compensation Table set forth under "Executive Compensation". Comparable amounts for 1995 and 1994 were $259,350 and $208,500 respectively.

     The Committee evaluates the base salaries of the executive officers of First Defiance and First Federal annually. An executive officer's base salary is determined based upon longevity with First Defiance, the effectiveness of such individual in performing his duties, peer averages at the position in question and First Defiance's overall performance. No particular weight is assigned to these variables. The base salary component alone, while designed to be competitive with peer group averages, is not designed to produce top levels of compensation for the executive officers of First Defiance and First Federal when compared to its peer group. The incentive component, as described below, which requires First Defiance to achieve specific goals before additional compensation is paid, is the element which is designed to make total compensation for each of the executive officers comparable or better than the comparable executive compensation for the executive officers in First Defiance's peer group.

     For 1996, the Board of Directors determined that First Defiance fully realized prescribed levels of performance. In making this determination the Board of Directors considered asset quality, community activities, efficiency of operations, implementation of strategic objectives, return on average assets, return on average equity, and overall accomplishments.

     The Compensation Committee also retains the right to grant discretionary bonuses to executives in addition to the amounts included above for service deemed to be of an extraordinary nature.

     During 1996 First Defiance adopted certain stock compensation plans in connection with the 1995 Conversion and Reorganization and made allocations under those plans to certain of its executive officers. The bases of the allocations were the contributions made by the executive officer to First Defiance and the responsibilities of the executive officer within the First Defiance organization. The stock awards allocated under the MRP were also designed to provide an incentive to executive officers to contribute to First Defiance's future success.

     By the Compensation Committee: M.J. Ludwig, Chairman, J.U. Fauster, III, J.M. Zachrich, T.A. Voigt

Performance Graph

     The following graph compares the yearly cumulative total return on the Common Stock from the closing price on the date of First Federal's conversion in 1993 to a stock company with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies) and (ii) the yearly cumulative total return on stocks included in the Nasdaq
Bank Stock Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.



                          First Defiance Financial Corp
                            (including predecessors)



            [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED IN CHART BELOW]


                                             Period Ending
-------------------------------------------------------------------------------
INDEX                      7/10/93   12/31/93   12/31/94   12/31/95   12/31/96
--------------------------------------------------------------------------------
First Defiance Financial    100.00     101.72     103.19     173.70     218.00
Nasdaq Total Return         100.00     110.82     108.33     153.20     188.45
Nasdaq Bank Index           100.00     104.62     104.24     155.26     205.23


Directors' Compensation

     During the year ended December 31, 1996, each member of the Board of Directors of First Defiance received an annual fee of $14,480 plus an additional fee of $200 per Board meeting attended. Outside Directors have the option to defer up to $5,000 of their annual fees pursuant to a deferred compensation plan. In addition, in 1996 Mr. Clemens served as a permanent member of the Executive Committee and received $7,800 for the year for service in that capacity. Rotating members of the Executive Committee received $100 per meeting held during their term as members. Directors otherwise receive a $2,000 annual fee for each committee they serve on.

     First Defiance also maintains a 1993 Directors' Plan pursuant to which non-employee directors of First Defiance were granted options to purchase an aggregate of 107,950 shares of Common Stock at exercise prices ranging from $4.63 to $6.95 per share depending on the date the options were granted. Also, Mr. Charles retains 53,975 stock options which were granted to him under the 1993 Incentive Plan when he served as Chief Executive Officer of the Company with an exercise price of $4.63. Mr. Charles has until December 31, 1999 to exercise those options.

     The non-employee directors also received grants under the 1996 Stock Option Plan to purchase an aggregate of 124,352 shares of Common Stock at an exercise price of $10.50 per share. Those options vest 20% per year on the anniversary date of the grant and unvested options are generally forfeited upon termination or retirement from the Board of Directors.

Employment Agreements

     First Federal has entered into employment agreements with Messrs. Van Brackel, Rabe, Boesling and Small (the "Executives"). The form of employment agreement for each Executive is substantially the same and provides each officer with a three-year term of employment commencing on the date of the agreement. On the first anniversary of each agreement and each anniversary thereafter, the Board of Directors of First Federal shall consider and review extension of the terms of each agreement and shall continue to extend under such terms unless either party gives notice of non-renewal to the other party.

     The employment agreements are terminable with or without cause by First Federal. The Executives have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by First Federal for cause, disability, retirement or death. However, in the event that (i) an Executive terminates his employment because of failure of First Federal to comply with any material provision of the employment agreement or (ii) the employment agreement was terminated by an Executive for Good Reason, as defined, an Executive would be entitled to 2.99 times the average annual compensation paid to him by First Federal during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as senior officer of First Federal as well as continued participation in employee benefit plans of First Federal (other than retirement plans and stock compensation plans) until the expiration of the remaining term of employment. "Good Reason" would generally be defined in the employment agreements to include the assignment by First Federal to the Executive of any duties which, in the Executive's good faith determination, are materially inconsistent with the Executive's positions, duties, responsibilities and status with First Federal prior to such assignment or prior to a change in control of First Federal.

     The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, then such payments and benefits received thereunder would be reduced, in the manner determined by First Defiance, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being nondeductible by First Defiance for federal income tax purposes. Excess parachute payments generally would be defined as payments in excess of three times the recipient's average annual compensation from First Defiance includable in the recipients gross income during the most recent five taxable years ending before the date on which a change in control of First Defiance or other triggering events occurred ("base amount"). A recipient of excess parachute payments is subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount would not be deductible by First Defiance as compensation expense for federal income tax purposes.

     It is anticipated that similar agreements will be entered into with Mr. Wahl and Mrs. Cooper.

Pension Plan

     First Defiance maintains a defined benefit pension plan (the "Pension Plan") covering all employees that have attained 21 years of age and have completed one full year of service (consisting of 1,000 hours worked during the year). In general, the Pension Plan provides for benefits payable monthly at normal retirement age, which is age 65, or the tenth anniversary of joining the Pension Plan. The monthly payments equal an amount based on a participant's average monthly compensation over the five consecutive years which produce the highest monthly average within the last ten completed years of employment. The monthly benefit equals 2% of a participant's average monthly compensation multiplied by his or her total number of years of service up to a maximum of 30 years. A participant's interest vests 100% after five years of service, but no interest vests prior to that time. The compensation covered by the Pension Plan is equal to the employee's salary and bonus, which for executives is included in the Summary Compensation Table as their salary and bonus.

     The following table illustrates the approximate annual benefit payable under the Pension Plan to a participant who retires during 1997 at age 65, assuming various levels of compensation and years of service.


                                                           Amount of Annual Retirement Benefit
                                                               with Credited Service of: (1)
                                        --------------------------------------------------------------------------------
         Average
      Annual Salary                     15 Years              20 Years               25 Years              30 Years
      -------------                     ---------             --------               ---------             ------------
       $  30,000                        $  9,000              $ 12,000               $ 10,000              $ 18,000
          40,000                          12,000                16,000                 20,000                24,000
          60,000                          18,000                24,000                 30,000                36,000
          80,000                          24,000                32,000                 40,000                48,000
         100,000                          30,000                40,000                 50,000                60,000
         120,000                          36,000                48,000                 60,000                72,000
         140,000                          42,000                56,000                 70,000                84,000
         160,000                          48,000                64,000                 80,000                96,000
         180,000                          54,000                72,000                 90,000               108,000
         200,000                          60,000                80,000                100,000               120,000
         220,000                          66,000                88,000                110,000               120,000(2)
         240,000                          72,000                96,000                120,000               120,000(2)
         260,000                          78,000               104,000               120,000(2)             120,000(2)

---------------------------
(1)  Benefit  amounts  shown are on a "ten year  certain and life" basis  (i.e., payments  during the life of the  employee  with a minimum of 120  payments guaranteed) without reduction for Social Security benefits.

(2)  The maximum  benefit  payable  under a defined  benefit  plan is  currently
     $120,000.

     As of December 31, 1996, Messrs. Van Brackel, Rabe, Small, Boesling and Wahl had four years, 28 years, two years, 25 years and two years respectively, of credited service under the Pension Plan.

Indebtedness of Management

     First Defiance has had no loans outstanding since January 1, 1996 in excess of $60,000 to any director, nominee for election as a director or executive officer of First Defiance, any member of the immediate family of any such person or to certain corporations, organizations or trusts affiliated with any such person, except loans made in the ordinary course of business on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Since 1989, federal regulations have prohibited a savings and loan association from making loans to directors and executive officers on terms more favorable than those available to other parties. A recent change in federal regulations permits loans to be made to directors and executive officers on favorable terms, subject to certain limitations, pursuant to a program widely available to employees and that does not discriminate in favor of directors, executive officers or principal shareholders. First Defiance has not extended a loan to any director or executive officer on favorable terms since the regulation was changed.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of First Defiance has appointed Ernst & Young LLP as independent auditors for First Defiance for the year ending December 31, 1997, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting. First Defiance has been advised by Ernst & Young LLP that neither the firm nor any of its associates has any relationship with First Defiance other than the usual relationship that exists between independent public accountants and clients. Ernst & Young LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1997.


                                  OTHER MATTERS

     Each proxy solicited hereby also confers discretionary authority on the Board of Directors of First Defiance to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by First Defiance. First Defiance will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of First Defiance may solicit proxies personally or by telephone without additional compensation.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Shareholders of First Defiance must be received at the main office of First Defiance no later than November 20, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Shareholders of First Defiance as of the Voting Date for the Annual Meeting are being forwarded a copy of First Defiance's Annual Report to Shareholders for the year ended December 31, 1996 ("Annual Report"). Included in the Annual
Report are the consolidated financial statements of First Defiance as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, prepared in accordance with generally accepted accounting principles, and the related report of First Defiance's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     Upon receipt of a written request, First Defiance will furnish to any shareholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the 1934 Act for the year ended December 31, 1996. Upon written request, First Defiance will furnish to any such shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512, Attention: John C. Wahl, Sr. Vice President and Chief Financial Officer. The Annual Report on Form 10-K is not a part of this Proxy Statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Erwin L. Clemens
                                              -------------------
                                              Erwin L. Clemens, Secretary
March 24, 1997
Defiance, Ohio

                                 REVOCABLE PROXY
                         FIRST DEFIANCE FINANCIAL CORP.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 FIRST DEFIANCE FINANCIAL CORP. FOR USE AT THE
                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                 APRIL 22, 1997 AND AT ANY ADJOURNMENT THEREOF.



         The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorized them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 17, 1997 at the Annual Meeting of Shareholders to be held at the home office of its subsidiary, First Federal Savings and Loan, located at 601 Clinton Street, Defiance, Ohio 43512, on Tuesday, April 22, 1997, at 1:00 p.m., Eastern Time, and any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2000
   Nominees for a three-year term expiring in 2000:
   Don C. Van Brackel, Dr. Douglas A. Burgei, Gerald W. Monnin

   [   ] FOR      [   ] WITHHOLD      [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1997.

   [   ] FOR      [   ] AGAINST       [   ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS SPECIFIED IN ITEM 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

          Please be sure to sign and date this Proxy in the box below.

--------------------------------------------------------------------------------
                                      Date

--------------------------------------------------------------------------------
                             Shareholder sign above

--------------------------------------------------------------------------------
                          Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.


                         FIRST DEFIANCE FINANCIAL CORP.


         Please sign this exactly as your name(s) appear(s) on this proxy card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.



                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY